ALPS | KOTAK INDIA ESG FUND
(the "Fund")

SUPPLEMENT DATED JUNE 24, 2025 TO THE
SUMMARY PROSPECTUS AND PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUBSEQUENTLY AMENDED

Important Notice Regarding Change in Investment Policy and Name

Effective August 23, 2025:

The Fund’s name is changed from “ALPS | Kotak India ESG Fund” to “Kotak India Equity Fund.”

The Fund’s policy that, to achieve its investment objective, under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies” that satisfy the Fund’s environmental, social, and governance (“ESG”) criteria, is replaced with the following policy:

“To achieve its objective, under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies”.

 INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.